SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2008
BORGWARNER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
The Audit Committee of the Company’s Board of Directors solicited proposals from the four major accounting firms and conducted an extensive evaluation process in connection with the selection of the Company’s independent auditor for the fiscal year ending December 31, 2009. Following this process, on October 6, 2008, the Audit Committee elected to replace Deloitte & Touche LLP (“Deloitte”) as its independent auditor for the Company’s fiscal year ending December 31, 2009 and appointed Pricewaterhouse Coopers LLP (“PwC”) to serve as the Company’s independent auditor for 2009. Deloitte will continue as the Company’s auditor for the fiscal year ending December 31, 2008.
Deloitte’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Deloitte on the effectiveness of internal control over financial reporting as of December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years and the subsequent interim period from January 1, 2008 through October 6, 2008, (i) there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided Deloitte with a copy of the foregoing statements and has requested and received from Deloitte a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the above statements. A copy of the letter from Deloitte is attached as Exhibit 16.1 to this Form 8-K.
During the two most recent fiscal years and the subsequent interim period from January 1, 2008 through October 6, 2008, neither the Company nor anyone acting on behalf of the Company, consulted PwC regarding any of the matters or events set forth in Item 3.04(a)(2) of Regulation S-K.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 8, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORGWARNER INC.

Date: October 8, 2008	By:	/S/ Robin J. Adams

	Name:	Robin J. Adams
	Title:	Executive Vice President,
Chief Financial Officer and
Chief Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 8, 2008.